UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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CENTRAL VIRGINIA BANKSHARES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CENTRAL VIRGINIA BANKSHARES, INC.

Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Central Virginia Bankshares, Inc., which will be held on Tuesday, May 13, 2008, at 10:00 a.m., at the Powhatan Village Building (the former Powhatan High School building), 3910 Old Buckingham Road, Powhatan, Virginia, for the following purposes:

(1)	to elect three directors for a term of three years;

(2)	to ratify the appointment of Yount, Hyde & Barbour, P.C., an independent registered public accounting firm, to serve as our independent auditors for the year ending December 31, 2008; and

(3)	to transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Whether or not you plan to attend in person, it is important that your shares be represented at the Annual Meeting. Please complete, sign, date and return promptly the attached proxy card in the enclosed postage-paid return envelope. If you later decide to attend the Annual Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Annual Meeting, you may do so and your proxy will have no further effect.

The Board of Directors and management of Central Virginia Bankshares, Inc. appreciate your continued support and look forward to seeing you at the Annual Meeting.

Sincerely yours,

/s/ Ralph Larry Lyons

RALPH LARRY LYONS

President and

Chief Executive Officer

Powhatan, Virginia

April 14, 2008

CENTRAL VIRGINIA BANKSHARES, INC.

2036 New Dorset Road
P.O. Box 39
Powhatan, Virginia 23139-0039

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 13, 2008

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Central Virginia Bankshares, Inc. will be held at the Powhatan Village Building (the former Powhatan High School building), 3910 Old Buckingham Road, Powhatan, Virginia, 23139 on May 13, 2008, at 10:00 a.m. local time for the following purposes:

(1)	to elect three directors for a term of three years and until their successors are elected and qualified;

(2)	to ratify the appointment of Yount, Hyde & Barbour, P.C., an independent registered public accounting firm, to serve as our independent auditors for the year ending December 31, 2008; and

(3)

to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof. Management is not aware of any other business, other than procedural matters incident to the conduct of the Meeting.

The Board of Directors has fixed the close of business on March 24, 2008 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Elwood C. May

Elwood C. May

Secretary

Powhatan, Virginia

April 14, 2008

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

CENTRAL VIRGINIA BANKSHARES, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

May 13, 2008

GENERAL INFORMATION

The Board of Directors (the “Board”) of Central Virginia Bankshares, Inc. (“we,” “us,” “our” or the “Company”) is furnishing this Proxy Statement to holders of our common stock, $1.25 par value per share (“Common Stock”), in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders to be held on May 13, 2008, at 10:00 a.m. at the Powhatan Village Building (the former Powhatan High School building), 3910 Old Buckingham Road, Powhatan, Virginia, and any adjournment or postponement thereof (the “Annual Meeting”).

This Proxy Statement, the accompanying proxy card and the Annual Report to Shareholders (which is not part of our soliciting materials) are being mailed to you on or about April 14, 2008. In addition to solicitation by mail, our officers and regular employees may solicit proxies in person or by telephone. The cost of soliciting proxies will be borne by us.

Proxy cards that are properly signed and returned to us and not revoked prior to use will be voted in accordance with the instructions contained thereon. If no contrary instructions are given, each proxy received will be voted FOR the director nominees and FOR proposal II. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by:

•	filing written notice thereof with our Secretary (Secretary, Central Virginia Bankshares, Inc., 2036 New Dorset Road, P.O. Box 39, Powhatan, Virginia 23139-0039);

•	submitting a duly executed proxy bearing a later date; or

•	appearing at the Annual Meeting or at any adjournment or postponement thereof and giving the Secretary notice of his or her intention to vote in person.

Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment or postponement thereof and will not be used for any other meeting. We are not aware of any matters that are to come before the Annual Meeting other than those described in this Proxy Statement. However, if other matters do properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote such proxy in accordance with their best judgment.

Only shareholders of record at the close of business on March 24, 2008 (the “Record Date”) will be entitled to vote at the Annual Meeting. On the Record Date, there were 2,450,633 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting. There are no rights of appraisal or similar rights of dissenters under Virginia law or otherwise with regard to the proposals to be addressed at the Annual Meeting. We had no other class of equity securities outstanding at the Record Date.

PROPOSAL I

ELECTION OF DIRECTORS

Election of Directors; The Nominees

Our Articles of Incorporation and Bylaws provide that the Board shall fix the number of directors of the Company and that such directors shall be divided into three classes as nearly equal in number as possible. Currently, the number of directors is fixed at nine. Due to the death of director Larry W. Wallace on December 21, 2007, currently there is one vacancy. This vacancy will be filled in due course by the Board in accordance the Company’s By-Laws.

The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. The following table sets forth the names of the current directors, the class to which they belong and the years in which their terms of office will expire:

Class B 2008(1)	Class A 2009	Class C 2010
Ralph Larry Lyons	Elwood C. May	Kemper W. Baker
Roseleen P. Rick	Phoebe P. Zarnegar	John B. Larus
William C. Sprouse, Jr.		James T. Napier

__________________

(1)	The Board has nominated these directors for election to the Board for a three-year term expiring in 2010 and until their successors are elected and qualified.

Unless authority is withheld in the proxy, each proxy executed and returned by a shareholder will be voted for the election of, Ralph Larry Lyons, Roseleen P. Rick, and William C. Sprouse, Jr., the nominees listed above. Proxies distributed in conjunction herewith may not be voted for persons other than the nominees named thereon. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board. The nominees listed above have consented to be nominated and to serve if elected, and the Board knows no reason why the nominees would be unable to serve if elected. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the Annual Meeting.

In the election of directors, those nominees receiving the greatest number of votes will be elected even if they do not receive a majority. Abstentions and broker non-votes will not be considered a vote for, or a vote against, a nominee.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RALPH LARRY LYONS, ROSELEEN P. RICK, AND WILLIAM C. SPROUSE, JR.

The Board of Directors

Certain information, including age and principal occupation, regarding each director nominee and each remaining director who will continue to serve on the Board is set forth below. The year shown for initial election as a director represents the year in which the nominee or continuing director was first elected to the Board or previously to the Board of Directors of Central Virginia Bank, our wholly-owned subsidiary (the “Bank”). Unless otherwise indicated, the business experience and principal occupations shown for each nominee or continuing director has extended five or more years.

Kemper W. Baker, 63, was appointed as a director in June 2006.

Mr. Baker, an economist, currently teaches economics and finance classes at Virginia Commonwealth University and Longwood University; he formerly served as Vice President of the Federal Reserve Bank of Richmond until his retirement in June 2004. Mr. Baker, at the time of his retirement, oversaw government, media, bank, community and public relations throughout the Fifth Federal Reserve District as Special Assistant to the President of the Federal Reserve Bank of Richmond.

Ralph Larry Lyons, 59, has been a director since 1983.

Mr. Lyons is President and Chief Executive Officer of the Company and the Bank and Vice Chairman of the Board.

Elwood C. May, 67, has been a director since 1973.

Mr. May serves as Secretary of the Board of Directors of the Company. He is the retired owner/operator of Flatrock Hardware, Inc., a hardware retailer located in Powhatan, Virginia.

John B. Larus, 79, has been a director since 1973.

Mr. Larus serves as Chairman Emeritus of the Board and the Board of Directors of the Bank. He is the retired managing partner of Stony Point Estates, a land development company .

James T. Napier, 55, has been a director since 1997.

Mr. Napier serves as the Chairman of the Board. He is President of Napier, Realtors ERA which has its main office in Chesterfield County and has branch offices serving Powhatan, Hanover and Henrico Counties and the City of Richmond. Mr. Napier has been President of the firm since 1991 and has been involved in the real estate business since 1976.

Roseleen P. Rick, 66, has been a director since May 2005.

Ms. Rick is an attorney and partner at Troutman Sanders, LLP, a law firm in Richmond, Virginia, where she serves as the leader of the Multifamily Housing Practice Group.

William C. Sprouse, Jr., 54, has been a director since May 2005.

Mr. Sprouse is President of E. B. Sprouse Co. and Cumberland Building Supply, Inc., one of the largest private businesses in Cumberland County, Virginia.

Phoebe P. Zarnegar, 61, has been a director since May 2005.

Ms. Zarnegar is a CPA and the principal of the firm Farrell & Zarnegar, Certified Public Accountants.

Executive Officers Who Are Not Directors

Charles F. Catlett, III, 59, is Senior Vice President and Chief Financial Officer. Prior to joining the Company in December 1999, he was President of Franklin Financial Associates, L.L.C. for two years. Prior to establishing Franklin Financial Associates, he was Senior Vice President and Group Manager of Wachovia Bank, the successor by merger in 1997 to Central Fidelity National Bank, where he served in several senior management capacities in the Investments, Management Accounting, Corporate Accounting and Internal Audit departments. Mr. Catlett has over 34 years of banking experience.

Leslie S. Cundiff, 59, is Senior Vice President and Senior Credit Officer. Prior to joining us in March 2004, she was Senior Vice President and Statewide Site Manager for the Business Lending Group of Wachovia Bank, the successor by merger in 2001 to First Union. Mrs. Cundiff has over 21 years experience in the commercial lending areas of portfolio risk management, credit underwriting, loan approval, client marketing, and relationship management.

F. William Kidd, 61, is Senior Vice President of the Company and the Cashier of the Bank. Mr. Kidd has been with the Company since 1983 and is presently responsible for the information technology and operations areas of the Bank. Mr. Kidd also serves as the security officer for the Company.

SECURITY OWNERSHIP OF MANAGEMENT

AND CERTAIN BENEFICIAL OWNERS

Security Ownership of Management

The following table sets forth information as of March 24, 2008, regarding the beneficial ownership of Common Stock by all directors and nominees, each of the named executive officers and by all directors and executive officers as a group. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security or if he has the right to acquire beneficial ownership of the security within 60 days.

Name	Common Stock Beneficially Owned (1)	Percent of Class (2)

Kemper W. Baker

Charles F. Catlett, III

Leslie S. Cundiff

F. William Kidd

John B. Larus (3)

Ralph Larry Lyons (4)

Elwood C. May (5)

James T. Napier

Roseleen P. Rick

William C. Sprouse, Jr.

Phoebe P. Zarnegar

	350 12,503 306 5,964 51,600 47,823 17,600 8,004 700 1,972 730	* * * * 2.08% 1.93% * * * * *
All present executive officers and directors as a group (11 persons)	147,553	5.94%

*Less than one percent (1%)

____________________

(1)

Amounts include the following shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of March 24, 2008: Mr. Catlett —3,469; Mr. Kidd — 1,242; Mr. Larus — 2,205; Mr. Lyons —14,062; Mr. May — 3,682; Mr. Napier — 6,946.

(2)	Based on 2,450,633 shares of Common Stock issued and outstanding on March 24, 2008.
(3)	Includes 13,891 shares owned by Mr. Larus’ wife.
(4)	Includes 6,197 shares owned by Mr. Lyons and his wife as joint tenants, and 4,541 shares owned by his wife.
(5)	Includes 5,361 shares owned by Mr. May and his wife as joint tenants.

Security Ownership of Certain Beneficial Owners

Management of the Company is not aware of any person or group, as that term is used in Section 13(d)(3) of the Exchange Act, known by us to be the beneficial owner of more than 5% of our outstanding common stock as of March 24, 2008.

CORPORATE GOVERNANCE AND

THE BOARD OF DIRECTORS

The Board of Directors

Meetings of the Board of Directors are held regularly each month and there is also an organizational meeting following the Annual Meeting of Shareholders. The Board held 13meetings in the year ended December 31, 2007.

Independence of the Directors

The Board has determined that the following seven individuals of its eight current members are independent as defined by the listing standards of The Nasdaq Stock Market, Inc.: Messrs. Baker, Larus, May, Napier, and Sprouse and Mmes. Rick and Zarnegar. In reaching this conclusion, the Board considered that the Company and the Bank conduct business with companies of which certain members of the Board or members of their immediate families are or were directors or officers. See “Certain Transactions.”

Code of Ethics

The Executive Committee of the Board has approved a Code of Business Conduct and Ethics for directors, officers and all employees of the Company and its subsidiaries. The Code addresses such topics as compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting and conflicts of interest. A copy of the Code is posted on our website at www.centralvabank.com . Printed copies of the Code are available to any shareholder upon written request to the Secretary, P.O. Box 39, Powhatan, Virginia 23139-0039.

Committees

The Board has a standing Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee, which are composed entirely of independent directors.  Each of the standing committees operates under a written charter adopted by the Board. A current copy of each standing committee’s charter is posted on our website at www.centralvabank.com .

Audit Committee. The Audit Committee is chaired by Mr. Napier and includes Messrs. May, Sprouse, and Ms. Zarnegar. The Board has not currently designated an “audit committee financial expert.”  However, the current members of the Audit Committee have the ability to understand financial statements and generally accepted accounting principles, the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. The Board, therefore, believes that the members of the Audit Committee have the skills and experience needed to ensure that the Committee properly fulfills its duties and responsibilities.

The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit and for the assurance of the adherence to a system of internal controls. It reviews and accepts the reports of our independent auditors and federal examiners. The Audit Committee met five times during the year ended December 31, 2007.

Compensation Committee. The Compensation Committee is chaired by Ms. Rick and includes Messrs. Baker and Sprouse, all of whom are independent directors. The Compensation

Committee is responsible for reviewing and recommending to the Board of Directors the annual percentage increase in salary totals for all employees, including executive officers, and the salary and bonus amounts for the Chief Executive Officer. The Compensation Committee met once during the year ended December 31, 2007. See “Compensation Committee Report on Executive Compensation” for additional information about the Compensation Committee’s duties.

Corporate Governance/Nominating Committee.The Corporate Governance/Nominating Committee is chaired by Mr. Larus and includes Mr. Baker, Sprouse, and Ms. Rick. The Corporate Governance/Nominating Committee develops qualifications for director candidates, recommends to the Board persons to serve as directors and monitors developments in certain corporate governance practices and makes recommendations to the Board concerning such practices. The Corporate Governance/Nominating Committee did not meet during the year ended December 31, 2007.

The Corporate Governance/Nominating Committee evaluates potential director nominees by reviewing resumes and current personal information requested from the candidates in relation to desired standards and attributes. The following are a representative sample of some but not all of the factors considered.

•	the ability of the prospective nominee to represent the interests of our shareholders - the candidate should have an investment in the Company.

•	the prospective nominee’s integrity should be above reproach, and their commitment, independence of thought, and judgment should be exemplified in their vocation and other activities.

•

the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties should be verified. Consideration should be given to the prospective nominee’s service on other public company, civic and non-profit organization boards.

•	the extent to which the prospective nominee’s talents contribute to, and compliment the range of talent, skill and expertise appropriate for the Board.

Shareholders entitled to vote for the election of directors may nominate candidates for consideration by the Corporate Governance/Nominating Committee by following the procedures that the Company has established, which are summarized in the “Shareholder Proposals” section of this Proxy Statement.

Meeting Attendance

During 2007, each member of the Board attended at least 85% of the aggregate meetings (during the periods for which they served) of the Board and the committees on which they served. We encourage members of the Board to attend the annual meeting of shareholders. All directors then serving on the Board attended the 2007 annual meeting.

Communications with Directors

Any director may be contacted by writing to him c/o Central Virginia Bankshares, Inc., P. O. Box 39, Powhatan, Virginia, 23139-0039. Communications to the directors or the non-management directors as a group may be sent to the same address, c/o the Secretary. We promptly forward, without screening, all such correspondence to the indicated directors.

Compensation Committee Report on Executive Compensation

The Compensation Committee is responsible for the oversight and implementation of the Company’s compensation program for its executive officers. In carrying out its responsibilities, the Compensation Committee annually reviews the total aggregate percentage increase in compensation for the Company, reviews and establishes the compensation and bonus for the Company’s chief executive officer, and reviews and concurs with the compensation and bonus proposed by the chief executive officer for the other executive officers. The Compensation Committee then recommends to the Board of Directors, the aggregate salary increases for the Company and the annual salary levels and any bonuses to be paid to the Company’s executive officers, for their approval. The Compensation Committee also makes recommendations to the Board of Directors from time to time regarding the issuance of stock options and other compensation related matters. Any Board of Directors approval is by a majority affirmative vote of the independent directors.

The Compensation Committee may not delegate its authority over the compensation program to other persons. The Compensation Committee had not engaged a compensation consultant to assist it in carrying out its responsibilities with respect to 2007 executive compensation.

Compensation Committee

Roseleen P. Rick - Chairman

W. C. Sprouse, Jr.

Kemper W. Baker

REMUNERATION

Annual Compensation of Executive Officers

In the tables and discussion below, we summarize the compensation earned during 2007 by (1) our chief executive officer and (2) our two most highly compensated executive officers other than our chief executive officer, collectively referred to as the “named executive officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary (1)	Bonus(2)	All Other Compen-sation (3)	Total
		($)	($)	($)	($)
Ralph Larry Lyons President & Chief Executive Officer	2007 2006	215,020 203,112	7,500 9,000	57,016 51,126	279,536 263,238
Charles F. Catlett, III Senior Vice President & Chief Financial Officer	2007 2006	137,800 130,000	7,000 8,000	21,184 16,658	165,984 154,658
Leslie S. Cundiff Senior Vice President & Senior Credit Officer	2007 2006	132,600 122,850	7,000 8,000	17,654 14,993	157,254 148,843

______________

(1)	Salary is the base regular pay.
(2)	Reflects the bonus in the year earned, and paid.
(3)	Represents all other types of cash, non-cash, or imputed income not includable in the other columns above for the years 2007 and 2006 respectively for:

Mr. Lyons: directors fees of $16,250 and $15,600; value of a Company provided automobile $4,100 and $4,100; taxable fringe benefits associated with group insurance and split dollar insurance arrangements of $11,214 and $10,415; our match of $8,601 and $8,124 on contributions to the 401K plan; profit sharing contribution of $15,051 and $12,187 by us based on 7% and 6% of eligible wages; and supplemental pay for ATM response, weekend work and other after-hour availability of $1,800 and $700.

Mr. Catlett: taxable fringe benefits associated with group insurance and split dollar insurance arrangements of $1,901 and $1,587; our match of $5,512 and $5,171 on contributions to the 401K plan; profit sharing contribution of $9,646 and $7,800 by us based on 7% and 6% of eligible wages; and supplemental pay for ATM response, weekend work and other after-hour availability of $4,125 and $2,100.

Ms Cundiff: taxable fringe benefits associated with group insurance and split dollar insurance arrangements of $3,068 and $2,730; our match of $5,304 and $4,892 on contributions to the 401K plan; profit sharing contribution of $9,282 and $7,371 by us based on 7% and 6% of eligible wages.

Our executive compensation program consists of base salaries and annual cash incentive payments in the form of annual bonuses. In 2006, our shareholders approved the 2006 Stock Incentive Plan, which permits the grant of stock options, stock appreciation rights, stock awards, performance stock awards, incentive awards and stock units. No grants were made under the 2006 Stock Incentive Plan in 2006 or 2007. With the exception of the Supplemental Executive Retirement Agreements described on page ten of this proxy statement, we do not have employment agreements, whether written or unwritten, with any of our named executive officers.

Outstanding Equity Awards at Fiscal Year-End 2007

In the table below, we list information on the holdingsof unexercised stock options as of December 31, 2007 for each of the named executive officers.

	Option Awards
Name(1)	Number of Securities Underlying Unexercised Options Exercisable (#)	Option Exercise Price ($)	Option Expiration Date
Ralph Larry Lyons	10,419	11.67	1/11/2009
	1,215	12.10	7/16/2012
	827	15.97	4/29/2013
	551	15.97	4/29/2013
	1,050	26.04	7/1/2014

Charles F. Catlett, III	1,158	7.89	1/11/2010
	695	12.10	7/16/2012
	497	15.97	4/29/2013
	331	15.97	4/29/2013
	788	26.04	7/1/2014
___________

(1) Ms. Cundiff had no outstanding equity awards at fiscal year-end 2007.

Defined Contribution and Supplemental Retirement Plans

We provide additional compensation to our executive officers through various plans which are also available to all or some of our employees. The Compensation Committee oversees these plans, which are described below.

Defined Contribution Plans. We have a qualified Defined Contribution Plan that provides benefits to all employees meeting the criteria of the ERISA laws, which is the majority of our employees. The Plan has two major components: profit sharing and 401(K). The employee participants are 100% vested upon entrance into the Plan.

•

Profit Sharing - Under the profit sharing segment, which is determined based on annual profits, all eligible employees receive a percentage of their base compensation. This amount is directly deposited to the employees’ individual retirement account. For all of the eligible employees in 2007, we contributed $331,203 an amount equal to seven percent of the employee’s base compensation.

•

401(k) Plan - We have a 401(K) Plan where we will match 100% of the first 3% and 50% of the next 2% of every participant’s pre-tax contributions. Over 92% of our employees contribute to the 401(k) Plan. The Company’s matching contribution was 172,692 in 2007 for all participating employees.

Supplemental Executive Retirement Agreement. We have a non-qualified Supplemental Executive Retirement Agreement with each of the named executive officers as well as seven other senior officers. Participation is only through selection by and approval of the Board. There are no contributions by the participants. The participants vest in their accrued benefit over an eight year period unless there is a change in control, at which time all participants, if not already 100% vested, become 100% vested in the amount then accrued by us. The agreements provide for an annual benefit upon retirement at age 65, equal to 25% of the participant’s final compensation, to be paid over a fifteen year period. Early retirement is permitted at age 60 or 62 with a reduction in the amount paid based on the number of years preceding age 65 the participant retires.

Potential Payments Upon Termination or Change of Control

We have no agreements, plans or arrangements, except as set forth in “Defined Contribution and Supplemental Retirement Plans” above, that provide for payments to a named executive officer at, following, or in connection with the termination of that named executive officer or a change of control of the Company or the Bank.

Director Compensation in 2007

As compensation for his or her service to us, each member of the Board receives a monthly retainer fee of $1,250. Fees for attendance at various committee meetings are $1,000 for the Audit Committee and $350 for the Nominating & Corporate Governance Committee and the Compensation Committee.

The following table shows the compensation earned by each of the directors during 2007.

Name	Fees Earned or Paid in Cash ($)	Total ($)
James T. Napier	21,500	21,500
John B. Larus	16,250	16,250
Kemper W. Baker, Jr.	17,300	17,300
Elwood C. May	21,500	21,500
Roseleen P. Rick	16,600	16,600
W.C. Sprouse, Jr.	21,850	21,850
Larry D. Wallace(1)	16,600	16,600
Phoebe P. Zarnegar	21,500	21,500

___________

(1)	Director Wallace passed away on December 21, 2007.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2007, with respect to compensation plans under which shares of our Common Stock are authorized for issuance.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1)
Equity Compensation Plans Approved by Shareholders
1998 Stock Incentive Plan	51,457	$14.56	-
2006 Stock Incentive Plan	-	-	149,537
Equity Compensation Plans Not Approved by Shareholders(2)	--	--	--

(1)	Amounts exclude any securities to be issued upon exercise of outstanding options, warrants and rights.
(2)	All of our equity compensation plans have been approved by our shareholders.

CERTAIN TRANSACTIONS

The Board has a procedure for review and approval of transactions involving us and “related persons” (directors, director nominees, executive officers, shareholders owning five percent or more of our outstanding common stock or the immediate family members of any of these persons). The procedure covers any related person transaction that meets the minimum threshold for disclosure in the proxy statement under the relevant Securities and Exchange Commission’s rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest). The procedure generally requires that related person transactions be approved by the Board or by a committee of the Board consisting solely of independent directors, who will approve the transaction only if they determine that it is in our best interest. In considering the transaction, the Board or committee will consider all relevant factors, including as applicable, our business rationale for entering into the transaction and the fairness of the transaction to us. In instances where the transaction is subject to renewal or if we have the right to terminate the relationship, the Board or relevant committee will periodically monitor the transaction to ensure that there are no changed circumstances that would render it advisable for us to amend or terminate the transaction.

Some of our directors and officers, and some of the corporations and firms with which these individuals are associated, are customers of the Bank in the ordinary course of business and may be indebted to the Bank with respect to loans. It is also anticipated that some of the persons, corporations and firms will continue to be customers of, and indebted to, the Bank on a similar basis in the future. All loans extended to such persons, corporations and firms were made in the ordinary course of business, did not involve more than normal collection risk or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral as those prevailing at the same time for comparable Bank transactions with unaffiliated persons. No such loan at December 31, 2007 was non-accruing, past due or restructured. At December 31, 2007, the aggregate amount of loans outstanding to all directors and officers of the Bank and members of their immediate families, and corporations and firms with which these individuals are associated, was approximately $3,504,807.

During fiscal year 2007, we did not have any other transactions with related persons within the meaning of Item 404(a) of Regulation S-K.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission (“SEC”) reports of ownership and changes in ownership of Common Stock. Directors and executive officers are required by SEC regulations to furnish us with copies of all Section 16(a) reports that they file.  Based solely on review of the copies of such reports furnished to us or written representation that no other reports were required, we believe that, during the 2007 year, all filing requirements were complied with, as pertains to its executive officers and directors, collectively its Section 16 reporting individuals.

PROPOSAL II

RATIFICATION OF THE APPOINTMENT OF AN

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Yount, Hyde & Barbour, P.C., independent registered public accounting firm, to perform the audit of our financial statements for the year ending December 31, 2008. Yount, Hyde & Barbour, P.C., performed the audit of our financial statements for the years ended December 31, 2007 and 2006. A majority of the votes cast by holders of the Common Stock is required for the ratification of the appointment of the independent registered public accounting firm.

Representatives from Yount, Hyde & Barbour, P.C., will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO RATIFY THE APPOINTMENT OF YOUNT, HYDE & BARBOUR, P.C., AS OUR INDEPENDENT REGISTERED PUBLC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

AUDIT INFORMATION

Yount, Hyde & Barbour, P.C. audited our consolidated financial statements for the fiscal years ended December 31, 2007 and 2006.  The following information is furnished with respect to fees billed for professional services rendered to us by Yount, Hyde & Barbour, P.C. for the fiscal years ended December 31, 2007 and 2006.

Fees of Independent Public Accountants

Audit Fees

The aggregate fees for professional services rendered for the audit of our annual financial statements for the fiscal years ended December 31, 2007 and 2006, billed by Yount, Hyde & Barbour, P.C., and for their review of the financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were $62,800 for 2007 and $57,750 for 2006.

Audit Related Fees

The aggregate fees billed for professional services for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported under the heading “Audit Fees” above by Yount, Hyde & Barbour, P.C. for the fiscal years ended December 31, 2007 and 2006 were $19,102 and $19,700, respectively. During 2007 and 2006, such services included the audit of the Bank’s defined contribution plan, as well as the automated clearing house functions (EastPay) of the Bank.

Tax Fees

There were no tax fees billed to us by Yount, Hyde & Barbour, P.C. for the fiscal years ended December 31, 2007 or 2006.

All Other Fees

There were no other fees billed to us by Yount, Hyde & Barbour, P.C. for the fiscal years ended December 31, 2007 or 2006.

Pre-Approved Services

All audit related services, tax services and other services, as described above, were pre-approved by the Audit Committee, which concluded that the provision of such services by Yount, Hyde & Barbour, P.C. was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

Audit Committee Report

Management is responsible for the Company’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended or supplemented (Professional Standards). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. Moreover, the Audit Committee has considered whether the independent auditor’s provision of non-audit services to the Company is compatible with maintaining the auditor’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Audit Committee

James T. Napier, Chairman
Elwood C. May
W. C. Sprouse
Phoebe P. Zarnegar

SHAREHOLDER PROPOSALS

Under the regulations of the SEC, any shareholder desiring to make a proposal to be included in the Proxy Statement and acted upon at the 2009 Annual Meeting of Shareholders must cause such proposal to be delivered, in proper form, to our Secretary, whose address is P.O. Box 39, Powhatan, Virginia 23139-0039, no later than December 15, 2008.

Our Bylaws also prescribe the procedure a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings outside of the proxy statement process. For a shareholder to nominate a candidate for director or to bring other business before a meeting, notice must be received by our Secretary not less than 60 days and not more than 90 days prior to the date of the meeting. Based upon an anticipated date of May 12, 2009 for the 2009 Annual Meeting of Shareholders, we must receive such notice no later than March 13, 2009 and no earlier than February 11, 2009. Notice of a nomination for director must describe various matters regarding the nominee and the shareholder giving the notice. Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefor and other specified matters. Any shareholder may obtain a copy of our Bylaws, without charge, upon written request to our Secretary.

ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of our Annual Report to Shareholders for the year ended December 31, 2007 accompanies this Proxy Statement. Additional copies may be obtained by written request to our Secretary at the address indicated below. Such Annual Report is not part of the proxy solicitation materials.

UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, WE WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE EXCHANGE ACT. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO SECRETARY, CENTRAL VIRGINIA BANKSHARES, INC., 2036 NEW DORSET ROAD, P.O. BOX  39, POWHATAN, VIRGINIA 23139-0039. THE FORM  10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

[FORM OF PROXY CARD]

☒	PLEASE MARK VOTES	REVOCABLE PROXY
	AS IN THIS EXAMPLE	CENTRAL VIRGINIA BANKSHARES, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS		1. Election of Directors:	For ☐	With- hold ☐	For All Except ☐
Proxy Solicited by the Board of Directors		Ralph Larry Lyons Roseleen P. Rick William C. Sprouse, Jr.

The undersigned hereby constitutes John B. Larus and James T. Napier, or either one of them, attorneys and proxies, with power of substitution in each, to act for the undersigned with respect to all shares of Common Stock of Central Virginia Bankshares, Inc. held of record by the undersigned on March 24, 2008, at the Annual Meeting of Shareholders to be held at the Powhatan Village Building (the former Powhatan High School), 3910 Old Buckingham Road, Powhatan, Virginia, on Tuesday, May 13, 2008, at 10:00 a.m. local time, or any adjournment or postponement thereof, for the following purposes:

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.
		2. To ratify the appointment of Yount, Hyde & Barbour, P.C., an independent registered public accounting firm, to serve as our independent auditors for the year ending December 31, 2008.	For ☐	Against ☐	Abstain ☐
3. To vote on such other business as may properly come before the meeting.
Please check this box if you plan to attend the Annual Meeting of Shareholders. ¨ ☐
Please be sure to sign and date this Proxy in the box below.	Date	THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1 AND FOR ITEM 2.
Please sign your name exactly as it appears on the stock certificate. All of several joint owners should sign. Fiduciaries should give full title.
Shareholder sign above Co-holder (if any) sign above
Ç		Ç
Ç Detach above card, sign, date and mail in postage paid envelope provided. Ç
CENTRAL VIRGINIA BANKSHARES, INC. 2036 New Dorset Road P. O. Box 39 Powhatan, Virginia 23139-0039
PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.